SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

        DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): April 21, 2005

                             friendlyway Corporation
                             -----------------------
                (NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

                                     Nevada
                                     ------
                         (STATE OR OTHER JURISDICTION OF
                         INCORPORATION OR ORGANIZATION)


                0-20317                                88-0270266
                -------                                ----------
         COMMISSION FILE NUMBER                     (I.R.S. EMPLOYER
                                                  IDENTIFICATION NUMBER)


1255 Battery Street, Suite 200, San Francisco, California            94111
----------------------------------------------------------           -----
         (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)                  (ZIP CODE)


                    ISSUER'S TELEPHONE NUMBER: (415) 288-3333



                                  Biofarm, Inc.
          (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)

Item 8.01 Other Events

On April 21, 2005, Registrant issued a press release announcing the filing of an amendment to its Articles of Incorporation on April 19, 2005 to: (a) change the name of Registrant from Biofarm, Inc. to friendlyway Corporation and (b) increase the total number of authorized shares of common stock, par value $0.001 per share, to 100,000,000 shares. In addition, the press release announced the trading of Registrant's shares under a new stock symbol (FDWY.OB) as of April 22, 2005.

Item 9.01.  Financial Statement and Exhibits.

(c) Exhibits.

99.1  Press Release Announcing Name and Stock Symbol Change.




                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

Date: April 22, 2005                           friendlyway Corporation





                                               ---------------------------------
                                               Alexander von Welczeck
                                               President/Chief Executive Officer



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